SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)    October 28, 2004
                                                       -------------------------

                             SUREWEST COMMUNICATIONS
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             (Exact Name of Registrant as Specified in Its Charter)

                                   California
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                 (State or Other Jurisdiction of Incorporation)

           0-556                                  68-0365195
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 (Commission File Number)              (IRS Employer Identification No.)


200 Vernon Street, Roseville, California                              95678
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(Address of Principal Executive Offices)                           (Zip Code)

                                 (916) 772-2000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 Other Events

Item 8.01 Other Evens.

     On October 28, 2004, SureWest Communications issued a press release announcing that it had received payment of $1.8 million from its insurance carrier in response to a claim filed earlier in the year under the company's fidelity policy. The company's press release announcing the receipt of the funds is attached hereto and incorporated herein by reference as Exhibit 99.1

SECTION 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

          (c) Exhibits

          Exhibit 99.1 Press Release dated October 28, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SUREWEST COMMUNICATIONS

Date: October 28, 2004                    By:    /s/ Brian H. Strom
                                              -------------------------------
                                           President and Chief Executive Officer



                                  Exhibit 99.1

Press release dated October 28, 2004